Appendix A

WELLS FARGO FUNDS TRUST

CLASS-LEVEL ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Class-Level Administration Fees listed below are calculated on the total net assets of each Class.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Class Level Admin. Fee
Class A, Class C, Class R and Class T	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R4	0.08%
Class R6	0.03%
Absolute Return Fund	Class Level Admin. Fee
Class A, Class C, Class R and Class T	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R6	0.03%
Asset Allocation Fund	Class Level Admin. Fee
Class A, Class B, Class C, Class R and Class T	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Class Level Admin. Fee
Class A, Class C, Class R and Class T	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Class R6	0.03%
Multi-Class Money Market Funds and Classes	Class Level Admin. Fee
Class A, Class B and Class C	0.22%
Administrator Class	0.10%
Institutional Class	0.08%
Premier Class	0.08%
Select Class	0.04%
Service Class	0.12%
Sweep Class	0.03%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Class Level Admin. Fee
Retail Class	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Single Class Fixed Income (Non-Money Market) Funds	Class Level Admin. Fee
Retail Class	0.16%
Administrator Class	0.10%
Institutional Class	0.08%
Single Class Money Market Funds	Class Level Admin. Fee
Retail Class	0.22%
Service Class	0.12%
Institutional Class	0.08%

Appendix A amended:  June 9, 2017

Schedule A to Appendix A

Class-Level Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Class-Level Admin. Fee
Absolute Return Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asset Allocation Fund Class A Class B1 Class C Class R Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
C&B Mid Cap Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Colorado Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Conservative Income Fund Institutional Class	0.08%
Core Bond Fund Class A Class C Class R Class R4 Class R6 Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.08% 0.03% 0.16% 0.10% 0.08%
Core Plus Bond Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.16% 0.10% 0.08%
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Diversified Capital Builder Fund Class A Class C Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified Equity Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Diversified Income Builder Class A Class C Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified International Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Dow Jones Target Today Fund[2] Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2010 Fund[2] Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2015 Fund[2] Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2020 Fund[2] Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2025 Fund[2] Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2030 Fund[2] Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2035 Fund[2] Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2040 Fund[2] Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2045 Fund[2] Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2050 Fund[2] Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2055 Fund[2] Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2060 Fund[2] Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dynamic Target Today Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2015 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2020 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2025 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2030 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2035 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2040 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2045 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2050 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2055 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2060 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Emerging Markets Bond Fund[3]	0.00%
Emerging Markets Equity Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Endeavor Select Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Factor Enhanced Emerging Markets Fund[4]	0.00%
Factor Enhanced International Fund[5]	0.00%
Factor Enhanced Large Cap Fund[5]	0.00%
Factor Enhanced Small Cap Fund[7]	0.00%
Global Long/Short Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.04% 0.12% 0.03%
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Growth Balanced Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Growth Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Corporate Bond Fund[8]	0.00%
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Index Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
International Equity Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
International Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Intrinsic Value Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Low Volatility U.S. Equity Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Managed Account CoreBuilder Shares Series M	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Moderate Balanced Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Money Market Fund Class A Class B9 Class C Premier Class Service Class	0.22% 0.22% 0.22% 0.08% 0.12%
Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.22% 0.10% 0.08% 0.12%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Opportunity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Precious Metals Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.21% 0.13% 0.13%
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Short-Term Bond Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Short-Term High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Small Cap Core Fund Class A Class C Class R6 Adminstrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Cap Opportunities Fund Class R6 Administrator Class Institutional Class	0.03% 0.13% 0.13%
Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Special Mid Cap Value Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Strategic Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.03%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
U.S. Core Bond Fund[10]	0.00%
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
WealthBuilder Conservative Allocation Fund Class A Class C	0.21% 0.21%
WealthBuilder Equity Fund Class A Class C	0.21% 0.21%
WealthBuilder Growth Allocation Fund Class A Class C	0.21% 0.21%
WealthBuilder Growth Balanced Fund Class A Class C	0.21% 0.21%
WealthBuilder Moderate Balanced Fund Class A Class C	0.21% 0.21%
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.03%

Schedule A to Appendix A amended:  June 9, 2017

The foregoing fee schedule is agreed to as of June 9, 2017 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:  _____________________________________

  C. David Messman

  Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ______________________________________

Paul Haast

Senior Vice President

1. On July 5, 2017 Class B shares of the Asset Allocation Fund will convert to Class A shares

2. On April 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the removal of “Dow Jones” from the name of each Target Date Fund, effective on or about July 14, 2017.

3. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Bond Fund, effective in August 2017.

4.On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Emerging Markets Fund, effective in August 2017.

5. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced International Fund, effective in August 2017.

6. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Large Cap Fund, effective in August 2017.

7. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Small Cap Fund, effective in August 2017.

8.On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the High Yield Corporate Bond Fund, effective in August 2017.

9.On July 5, 2017 Class B shares of the Money Market Fund will convert to Class A shares.

10.On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the U.S. Core Bond Fund, effective in August 2017.